Dreyfus Cash Management Funds

For Bank of Hawaii Clients

Dreyfus Government Cash Management (DAGXX)

Dreyfus Treasury & Agency Cash Management (DTAXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summaries
Dreyfus Government Cash Management	1
Dreyfus Treasury & Agency Cash Management	4

Fund Details
Goal and Approach	7
Investment Risks	7
Management	8

Shareholder Guide
Buying and Selling Shares	10
General Policies	11
Distributions and Taxes	12
Financial Highlights	13

For More Information
See back cover.

Fund Summary

Dreyfus Government Cash Management
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Administrative Shares
Management fees	.20
Distribution and/or service (12b-1) fees	.10
Other expenses	.01
Total annual fund operating expenses	.31

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Administrative Shares	$32	$100	$174	$393

Principal Investment Strategy

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The fund normally invests at least 80% of its net assets in government securities and repurchase agreements collateralized solely by government securities (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash and/or repurchase agreements collateralized by cash). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund currently is not permitted to impose a fee upon the sale of shares (a "liquidity fee") or temporarily suspend redemptions (a redemption "gate") under distressed conditions as some other types of money market funds are, and the fund's board has no intention to impose a liquidity fee or redemption gate. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

  Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates.

  Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

  U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

  Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Administrative shares from year to year. The table shows the average annual total returns of the fund's Administrative shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

The year-to-date total return of the fund's Administrative shares as of March 31, 2017 was 0.10%.

Average Annual Total Returns as of 12/31/16
	1	Year	5 Years	10 Years
Administrative Shares	0.14%		0.04%	0.73%

For the current yield for Administrative shares call toll-free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem shares should call the institution directly.

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

The fund is designed for institutional investors. In general, the fund's minimum initial investment is $10,000,000, with no minimum subsequent investment, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the fund and any of the Dreyfus Cash Advantage Funds, Cash Management Funds or Institutional Preferred Funds; or (b) the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future aggregate level of investment of $10,000,000 in such funds. Certain types of accounts are eligible for lower minimum investments. You may sell (redeem) your shares on any business day by telephone or compatible computer facility.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through a U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund and its related companies may pay your broker-dealer or other financial intermediary (such as a bank) for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

Dreyfus Treasury & Agency Cash Management
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Administrative Shares
Management fees	.20
Distribution and/or service (12b-1) fees	.10
Other expenses	.01
Total annual fund operating expenses	.31

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Administrative Shares	$32	$100	$174	$393

Principal Investment Strategy

The fund pursues its investment objective by investing only in U.S. Treasury securities, repurchase agreements collateralized solely by U.S. Treasury securities or securities issued by U.S. government agencies that are backed by the full faith and credit of the U.S. government, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The fund normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements collateralized solely by U.S. Treasury securities or securities issued by U.S. government agencies that are backed by the full faith and credit of the U.S. government (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash or repurchase agreements collateralized by cash), and typically invests exclusively in such securities.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund currently is not permitted to impose a fee upon the sale of shares (a "liquidity fee")

or temporarily suspend redemptions (a redemption "gate") under distressed conditions as some other types of money market funds are, and the fund's board has no intention to impose a liquidity fee or redemption gate. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

  Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates.

  U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

  Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Administrative shares from year to year. The table shows the average annual total returns of the fund's Administrative shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

The year-to-date total return of the fund's Administrative shares as of March 31, 2017 was 0.08%

Average Annual Total Returns as of 12/31/16
	1	Year	5 Years	10 Years
Administrative Shares	0.10%		0.03%	0.63%
For the current yield for Administrative shares call toll-free 1-800-346-3621.			Individuals or entities for whom institutions may purchase or redeem shares should call the institution directly.

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

The fund is designed for institutional investors. In general, the fund's minimum initial investment is $10,000,000, with no minimum subsequent investment, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the fund and any of the Dreyfus Cash Advantage Funds, Cash Management Funds or Institutional Preferred Funds; or (b) the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future aggregate level of investment of $10,000,000 in such funds. Certain types of accounts are eligible for lower minimum investments. You may sell (redeem) your shares on any business day by telephone or compatible computer facility.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through a U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund and its related companies may pay your broker-dealer or other financial intermediary (such as a bank) for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

Each fund is a money market mutual fund with a separate investment portfolio. The operations and results of one fund are unrelated to those of any other fund. This combined prospectus has been prepared for the convenience of investors so that investors can consider a number of investment choices in one document.

Each fund is a money market fund, subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Each fund has been designated as a "government money market fund" (Government Funds). As Government Funds, each fund is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities (including those with fixed or floating rates of interest), repurchase agreements collateralized solely by cash and/or government securities, and cash.

Each fund seeks to maintain a stable share price of $1.00.

Each fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Dreyfus Government Cash Management invests only in government securities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The securities in which Dreyfus Government Cash Management invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Securities backed by the full faith and credit of the U.S. government include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, such as the Government National Mortgage Association. Dreyfus Treasury & Agency Cash Management typically invests exclusively in U.S. Treasury securities and repurchase agreements collateralized solely by U.S Treasury securities or securities issued by U.S. government agencies that are backed by the full faith and credit of the U.S. government, such as securities issued by the Government National Mortgage Association.

The repurchase agreements that the funds may invest in may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements.

Among other requirements, each fund is limited to investing in high quality securities that The Dreyfus Corporation has determined present minimal credit risks. Each fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less or securities that can readily be converted into cash within five business days. In addition, each fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities or securities that can readily be converted into cash within one business day. Each fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

In response to liquidity needs or unusual market conditions, each fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Throughout this prospectus, references to "the fund" apply to both funds, unless otherwise noted.

Investment Risks

An investment in each fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in the fund. Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. Neither The Dreyfus Corporation nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that The Dreyfus Corporation or its affiliates will provide financial support to the fund at any time.

Government Funds currently are not permitted to impose a fee upon the sale of shares (a "liquidity fee") or temporarily suspend redemptions (a redemption "gate") under distressed conditions as some other types of money market funds are, and the fund's board has no intention to impose a liquidity fee or redemption gate.

The following are the principal risks that could reduce each fund's income level and/or share price:

  Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries currently are at or near historic lows. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

  U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
  In addition, such guarantees do not extend to shares of the fund itself.

  Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

Risk Applicable to Dreyfus Government Cash Management:

  Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $242 billion in 160 mutual fund portfolios. For the fiscal year ended January 31, 2017, each of the funds paid Dreyfus a management fee at the effective annual rate set forth in the table below. Certain funds paid an effective management fee at a lower rate due to a voluntary undertaking by Dreyfus to waive fees and/or reimburse fund expenses during the period.

Effective Management Fee
Name of Fund	(as a percentage of average daily net assets)
Dreyfus Government Cash Management	.13
Dreyfus Treasury & Agency Cash Management	.16

A discussion regarding the basis for the board's approving each fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended July 31, 2016. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $30.6 trillion in assets under custody and administration and $1.7 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Buying and Selling Shares

Each fund is designed for institutional investors, particularly banks, acting in a fiduciary, advisory, agency, custodial or similar capacity or, for each non-Retail Fund, for themselves. Generally, each investor will be required to open a single master account with a fund for all purposes. In certain cases, a fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with a fund's transfer agent for sub-accounting services and will be charged directly for the cost of such services. Institutions purchasing Administrative shares for the benefit of their clients may impose policies, limitations and fees which are different from those described in this prospectus. The funds offer other classes of shares, which are described in separate prospectuses. Institutions purchasing fund shares on behalf of their clients determine which class is suitable for their clients.

Your price for Administrative shares is the NAV per share. Administrative shares of each fund are subject to an annual Rule 12b-1 fee of 0.10% of the value of the fund's average daily net assets attributable to Administrative shares paid to the fund's distributor for distributing Administrative shares, for advertising and marketing related to Administrative shares, and for providing account services and maintenance. Because this fee is paid on an ongoing basis out of fund assets attributable to Administrative shares, over time it will increase the cost of your investment in Administrative shares and could cost you more than paying other types of sales charges.

Each fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.

When calculating its NAV, a fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

Each fund's NAV is calculated at the following time on days the New York Stock Exchange (NYSE) is open for regular business:

Name of Fund	Fund Calculates NAV at:
Dreyfus Government Cash Management	5:00	p.m.
Dreyfus Treasury & Agency Cash Management	5:00	p.m.
All times are Eastern time.

Orders in proper form received and accepted by the fund or a financial intermediary that serves as agent for the fund by the time of day at which a fund determines its NAV will become effective at the NAV determined on that day and shares purchased will receive the dividend declared on that day. An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier. Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

An order in proper form received and accepted after the time of day at which a fund determines its NAV will be priced at the NAV determined on the following business day and will begin to accrue dividends on such business day.

If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

The minimum initial investment in Administrative shares is $10,000,000, with no minimum subsequent investment, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the fund and any of the Dreyfus-managed funds listed under "Services for Fund Investors – Fund Exchanges"; or (b) the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future aggregate level of investment of $10,000,000 in such funds.

How to Sell Shares

You may sell (redeem) shares at any time by telephone or compatible computer facility.

Your shares will be priced at the next determined NAV. Your order will be processed promptly. If a request for redemption is received and accepted by the time of day at which a fund determines its NAV, the proceeds of the redemption ordinarily will be transmitted by wire in federal funds on the same day, and the shares will not receive the dividend declared on that day. If the request is received and accepted after the time of day at which a fund determines its NAV, or is transmitted through the NSCC, the shares will receive the dividend declared on that day, and the proceeds of redemption ordinarily will be transmitted by wire in federal funds on the next business day.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the SEC, each fund, except Dreyfus Treasury Securities Cash Management, Dreyfus AMT-Free Tax Exempt Cash Management and Dreyfus Municipal Cash Management Plus, and certain other money market funds in the Dreyfus Family of Funds, may borrow money from certain money market funds in the Dreyfus Family of Funds for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), if the amount redeemed is large enough to affect fund operations or the redemption request is during stressed market conditions. Investors are urged to call Dreyfus Investments Division before effecting any large transactions. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

General Policies

Each fund and the funds' transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the funds' transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the funds have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the funds, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of a fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of a fund's portfolio, which could detract from the fund's performance. Each fund reserves the right to reject any purchase or exchange request in whole or in part. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

Each fund also reserves the right to:

  change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

Each fund also may process purchase and sale orders and calculate its NAV on days that the fund's primary trading markets are open and the fund's management determines to do so.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The taxable money market funds' distributions are taxable as ordinary income or capital gains (unless you are investing through a U.S. tax-advantaged investment plan, in which case taxes may be deferred).

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Account Statements

Every Dreyfus fund investor automatically receives regular account statements. Each investor will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions the investor has received.

Financial Highlights

These financial highlights describe the performance of the fund's Administrative shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

Dreyfus Government Cash Management		Year Ended January 31,
	2017	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income--net	.002	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income--net	(.002)	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.16	.01		.01		.01		.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	.31		.31		.31		.31
Ratio of net expenses to average net assets	.25	.13		.07		.09		.16
Ratio of net investment income to average net assets	.21	.01		.01		.01		.01
Net Assets, end of period ($ x 1,000)	3,367,764	1,892,123		508,979		515,103		978,966
[a] Amount represents less than $.001 per share.

Dreyfus Treasury & Agency Cash Management		Year Ended January 31,
	2017	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income--net	.001	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income--net	(.001)	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00	1.00		1.00		1.00		1.00
Total Return (%)	.12	.01		.01		.01		.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	.31		.31		.31		.31
Ratio of net expenses to average net assets	.29	.10		.06		.07		.13
Ratio of net investment income to average net assets	.12	.01		.01		.01		.01
Net Assets, end of period ($ x 1,000)	278,799	365,175		534,032		561,598		620,440
[a] Amount represents less than $.001 per share.

For More Information

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

The funds' annual and semiannual reports describe the funds' performance, list portfolio holdings and contain a letter from the funds' manager discussing recent market conditions, economic trends and fund strategies that significantly affected the funds' performance during the period covered by the report. The funds' most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus)

Portfolio Holdings

Dreyfus funds generally disclose, at www.dreyfus.com under Products, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag. From time to time fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call your Dreyfus Investments Division representative or 1-800-346-3621

By mail. Dreyfus Investments Division, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:
SEC: http://www.sec.gov
Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

Dreyfus Government Cash Management	Dreyfus Treasury & Agency Cash Management
a series of Dreyfus Government Cash Management Funds	SEC file number: 811-04723
SEC file number: 811-03964